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 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    July 29, 2004

 PanAmSat Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-22531	95-4607698
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

20 Westport Road, Wilton, CT	06897
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    (203) 210-8000

(Former name and former address, if changed since last report.)

Item 7.    Financial Statements, Pro Forma Information and Exhibits.

  (c)
  Exhibits

  99.1
  Supplemental Regulation FD Disclosure of PanAmSat Corporation dated August 3, 2004*

  99.2
  Press Release dated July 29, 2004*

*
These exhibits are furnished by the Company and are not "filed" for purposes of Section 18 of the Exchange Act. See Item 9 and Item 12.

Item 9.    Regulation FD Disclosure.

        Attached as Exhibit 99.1 hereto and incorporated by reference herein is a presentation of certain financial information relating to the Company, including information relating to the pending acquisition of the Company by affiliates of Kohlberg Kravis Roberts & Co. L.P., The Carlyle Group and Providence Equity Partners, Inc.

Item 12.    Results of Operations and Financial Condition

        On July 29, 2004, PanAmsat Corporation issued a press release (the "Press Release") announcing certain financial results for the second quarter and six months ended June 30, 2004. A copy of the Press Release is attached as Exhibit 99.2 and incorporated herein by reference.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2004	PANAMSAT CORPORATION Registrant
	By:	/s/ JAMES W. CUMINALE Name: James W. Cuminale Title: Executive Vice President, Corporate Development General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental Regulation FD Disclosure of PanAmSat Corporation dated August 3, 2004*
99.2	Press Release dated July 29, 2004*
*
These exhibits are furnished by the Company and are not "filed" for purposes of Section 18 of the Exchange Act. See Item 9 and Item 12.

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SIGNATURES
EXHIBIT INDEX